UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Integrated Electrical Services, Inc.

(Name of Registrant as Specified In Its Charter)

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Contacts: Robert Lewey, President

Integrated Electrical Services, Inc.

713-860-1500

FOR IMMEDIATE RELEASE

INTEGRATED ELECTRICAL SERVICES ANNOUNCES NAME CHANGE

HOUSTON — April 1, 2016 — Integrated Electrical Services, Inc. (or “IES”) (NASDAQ: IESC) today announced that it intends to change its name to IES Holdings, Inc., effective on or about May 24, 2016, subject to shareholder and regulatory approvals. To that end, the Company filed today a preliminary proxy statement with the U.S. Securities and Exchange Commission (“SEC”) announcing a special shareholder meeting on May 24, 2016 at which shareholders will be asked to approve the name change. The preliminary proxy statement is subject to review by the SEC. A definitive proxy statement will be made available to investors following completion of the SEC’s review. If the name change is approved, the Company will retain its ticker symbol of “IESC” on the NASDAQ stock exchange.

Robert Lewey, President, stated, “Our new name is intended to better reflect our ongoing, long-term strategy of serving as a holding company that owns and manages diverse businesses. Since 2011, our capital allocation strategy and commitment to a holding structure has not changed. We remain focused on creating value and utilizing our significant net operating loss carryforwards (“NOLs”) by investing in our existing business segments, acquiring companies that strategically fit within our existing business segments, and acquiring or investing in stand-alone platform companies.”

ABOUT INTEGRATED ELECTRICAL SERVICES, INC.

IES is a holding company that owns and manages diverse operating subsidiaries, comprised of providers of industrial infrastructure services to a variety of end markets. Our over 3,100 employees serve clients in the United States and abroad. For more information about IES, please visit www.ies-co.com.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed name change, IES filed today with the SEC a preliminary proxy statement, which is subject to review by the SEC. A definitive proxy statement will be made available to investors following completion of the SEC’s review. The proxy statement describes, among other things, IES’s name change proposal. Shareholders of IES are strongly urged to read the preliminary proxy statement, definitive proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information about IES and the proposal. Shareholders may obtain a free copy of the proxy statement and other relevant documents (when available) that IES files with the SEC at the SEC’s website at www.sec.gov. In addition, those documents will be available free of charge in the investors section of IES’s website at http://www.ies-co.com under “Investors.”

PARTICIPANTS IN SOLICITATION

IES and its directors and executive officers may be deemed to be participants in the solicitation of proxies under SEC rules in respect of the foregoing proposal. Shareholders may obtain information regarding IES’s directors and executive officers in IES’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015, as amended, and its definitive proxy statement for the 2016 annual meeting of shareholders. Shareholders may obtain free copies of these documents from the sources listed above. Additional information regarding the interests of the participants in the solicitation, if any, will be included in the proxy statement relating to the proposal.

Certain statements in this release may be deemed “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, all of which are based upon various estimates and assumptions that the Company believes to be reasonable as of the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “seek,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. These statements involve risks and uncertainties that could cause the Company’s actual future outcomes to differ materially from those set forth in such statements. Such risks and uncertainties include, but are not limited to, the ability of our controlling shareholder to take action not aligned with other shareholders; the possibility that certain tax benefits of our net operating losses may be restricted or reduced in a change in ownership; the inability to carry out plans and strategies as expected, including our inability to identify and complete acquisitions that meet our investment criteria in furtherance of our corporate strategy; competition in the industries in which we operate, both from third parties and former employees, which could result in the loss of one or more customers or lead to lower margins on new projects; fluctuations in operating activity due to downturns in levels of construction, seasonality and differing regional economic conditions; and our ability to successfully manage projects., as well as other risk factors discussed in this document and in the Company’s annual report on Form 10-K for the year ended September 30, 2015. You should understand that such risk factors could cause future outcomes to differ materially from those experienced previously or those expressed in such forward-looking statements. The Company undertakes no obligation to publicly update or revise any information, including information concerning its controlling shareholder, net operating losses, borrowing availability, or cash position, or any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

Forward-looking statements are provided in this press release pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of the estimates, assumptions, uncertainties, and risks described herein.

General information about Integrated Electrical Services, Inc. can be found at http://www.ies-co.com under “Investors.” The Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the Company’s website as soon as reasonably practicable after they are filed with, or furnished to, the SEC.